                                                                   EXHIBIT 10.48


                             AMENDMENT NO. 1 TO THE
                      AGREEMENT OF LIMITED PARTNERSHIP OF
                      -----------------------------------
                              @VENTURES III, L.P.
                              -------------------



     This Amendment No. 1, dated as of August 7, 1998 (this "Amendment"), is by and among @Ventures Partners III, LLC (the "General Partner"), the general partner of @Ventures III, L.P., a Delaware limited partnership (the
"Partnership"), and the undersigned Limited Partners.   Capitalized terms used
herein without definition have the meaning set forth in the Partnership's Agreement of Limited Partnership, as amended to date (the "Agreement").


                                   RECITALS:
                                   --------

     WHEREAS, the undersigned Partners deem it to be desirable and in the best interests of the Partnership to amend the Agreement to clarify the terms of CMGI's co-investment obligation with respect to investment opportunities offered to the Partnership, in order to be consistent with the Partners' mutual understanding.

     WHEREAS, the undersigned Partners deem it to be desirable and in the best interests of the Partnership to modify the Agreement to reflect the understanding of the Partners that the Foreign Fund shall not be obligated to co-invest in every Portfolio Company in which the Partnership invests;

     WHEREAS, the undersigned Partners deem it to be desirable and in the best interest of the Partnership to amend the Agreement with respect to certain other provisions, as set forth herein.

     WHEREAS, the undersigned Partners deem it to be desirable and in the best interests of the Partnership to amend the Agreement in order waive the requirement, set forth in Section 10.3 of the Agreement, that the General Partner cause an audit of the Partnership for the year ended December 31, 1998.

     NOW, THEREFORE, in consideration of the premises and agreements herein contained and intending to be legally bound hereby, the undersigned Partners agree as follows:

     A.   AMENDMENTS TO THE AGREEMENT.

     1. Section 7.4 of the Agreement is hereby amended and restated in its entirety as follows:

          "A. Except as provided below with respect to an Opt-Out Event (as defined below), CMGI will co-invest with the Partnership in Portfolio Companies an aggregate amount (the 'CMGI Co-investment Obligation') which shall be equal to the greater of:

                (i) $30 million; and

               (ii) an amount (the 'CMGI Amount') as is sufficient to cause CMGI's co-investment to equal 19.9% of the sum of (A) the aggregate Capital Commitments to the Partnership, (B) the aggregate Capital Commitments to the Foreign Fund, (C) the Employee Fund Co-investment Obligation (as defined below) and (D) the CMGI Amount. The CMGI Co-investment Obligation shall arise with respect to all investments made by the Partnership in Portfolio Companies (including Follow-on Investments, Committed Investments, Bridge Financings and through the funding of guarantees), shall be satisfied in cash and shall be made on the same terms, same price and in securities identical to the Portfolio Securities purchased by the Partnership.

          In the case of each investment in a Portfolio Company, the percentage of such investment made by the Partnership, the Foreign Fund, CMGI and the Employee Fund (as defined in Section 7.5) will be computed as follows:

          (w) the percentage of such investment made by the Foreign Fund will be:

               (i) zero, in the event that a majority in interest of the limited partners of the Foreign Fund elect not to invest in, or are deemed to have waived their right to participate in the investment in a particular Portfolio Company, pursuant to Section 3.3 of the Agreement of Limited Partnership of @Ventures Foreign Fund III, L.P., dated as of December 22, 1998, as amended from time to time, by and among the General Partner and the limited partners signatory thereto (an 'Opt-Out Event'), or

               (ii) the aggregate capital commitments to the Foreign Fund divided by the sum of the aggregate capital commitments to the Foreign Fund, the aggregate Capital Commitments to the Partnership, the CMGI Co-investment Obligation and the Employee Fund Co-investment Obligation, in all other events;

          (x) the percentage of such investment made by the Partnership will be:

               (i) the aggregate Capital Commitments of the Partnership divided by the sum of the aggregate Capital Commitments of the Partnership, the

     Opt-Out CMGI Obligation (as defined below) and the Opt-Out Employee Fund Obligation (as defined below), in an Opt-Out Event, or

               (ii) the aggregate Capital Commitments to the Partnership divided by the sum of the aggregate Capital Commitments to the Partnership, the aggregate capital commitments to the Foreign Fund, the CMGI Co-investment Obligation and the Employee Fund Co-investment Obligation, in all other events;

          (y) the percentage invested by CMGI will be:

               (i) the Opt-Out CMGI Obligation divided by the sum of the aggregate Capital Commitments of the Partnership, the Opt-Out CMGI Obligation and the Opt-Out Employee Fund Obligation, in an Opt-Out Event, or

               (ii) the CMGI Co-investment Obligation divided by the sum of the aggregate capital commitments to the Foreign Fund, the aggregate Capital Commitments to the Partnership and the CMGI Co-investment Obligation and the Employee Fund Co-investment Obligation, in all other events; and

          (z)  the percentage invested by the Employee Fund will be:

               (i) the Opt-Out Employee Fund Obligation divided by the sum of the aggregate capital commitments to the Partnership, the Opt-Out CMGI Obligation and the Opt-Out Employee Fund Obligation, in an Opt-Out Event, or

               (ii) the Employee Fund Co-investment Obligation divided by the sum of the aggregate Capital Commitments to the Partnership, the aggregate capital commitments to the Foreign Fund, the CMGI Co-investment Co-investment Obligation and the Employee Fund Obligation, in all other events.

     The term 'Employee Fund Co-investment Obligation' shall mean a dollar amount that is sufficient to cause the Employee Fund's co-investment to equal 2.0% of the sum of (A) the aggregate Capital Commitments to the Partnership, (B) the aggregate capital commitments to the Foreign Fund, (C) the CMGI Co-investment Obligation, and (D) the Employee Fund Co-investment Obligation.

     The term 'Opt-Out CMGI Obligation' shall be equal to the greater of:

          (i)  $30 million; and

          (ii) a dollar amount (the 'CMGI Opt-Out Amount') as is sufficient to cause CMGI's co-investment to equal 19.9% of the sum of (A) the aggregate Capital Commitments of the Partnership, (B) the Opt-Out Employee Fund Obligation and (C) the CMGI Opt-Out Amount.


     The term 'Opt-Out Employee Fund Obligation' shall mean a dollar amount that is sufficient to cause the Employee Fund's co-investment to equal 2.0% of the sum of (A) the aggregate capital commitments to the Domestic Fund, (B) the Opt-Out CMGI Obligation, and (C) the Opt-Out Employee Fund Obligation.

          B. CMGI may assign all or any portion of its CMGI Co-investment Obligation or Opt-Out CMGI Obligation, as the case may be, to any of its Affiliates, including, without limitation, any CMGI Fund; provided,
                                                               --------
     however, for purposes of this Section 7.4, the CMGI Co-investment
     -------
     Obligation and the Opt-Out CMGI Obligation, as the case may be, shall remain an obligation of CMGI."

     2. Section 6.1 of the Agreement is hereby amended and restated in its entirety as provided below:

          "@Ventures Partners III, LLC, a limited liability company initially comprised of David S. Wetherell, Guy M. Bradley, Jonathan Callaghan, Andrew
     J. Hajducky III, Peter H. Mills and CMGI as its members, is the General Partner of the Partnership."

     3. Section 7.5 of the Agreement is hereby amended and restated in its entirety as provided below:

     "Section 7.5   Other Co-Investment Rights.
                    --------------------------

     In the case of any investment by the Partnership, the General Partner shall cause employees of the Management Company or other persons who perform services to or for the benefit of the Partnership (including without limitation, the members of the Management Company) to co-invest with the Partnership an amount equal to the amount determined in accordance with Section 7.4; provided that the investment by such employees and other persons shall be on the same terms, same price and in securities identical to the Portfolio Securities purchased by the Partnership. The obligations of the employees or other persons under this
Section 7.5 may be funded through a partnership or limited liability company, all of the equity holders of which are employees of the Management Company or other persons who perform services to or for the benefit of the Partnership (herein referred to as the 'Employee Fund')."

     4. Section 7.6 of the Agreement is hereby amended by adding the following sentence to the end of such Section:

     "Notwithstanding anything herein to the contrary, if there is an Opt-Out Event with respect to a particular investment in a Portfolio Company, the Foreign Fund shall not be required to co-invest with the Partnership."

     5. Section 7.7 (a) of the Agreement is hereby amended by adding the following sentence to the end of such Section:

     "Notwithstanding anything herein to the contrary, if there is an Opt-Out Event with respect to a particular investment in a Portfolio Company, the Foreign Fund shall not be required to co-invest with the Partnership."

     6. Section 7.7 (c) of the Agreement is hereby amended by deleting the period in the last sentence thereof, and adding to the end of such sentence the following clause:

     "; except that the Foreign Fund's obligation to co-invest is qualified as more fully described in Section 7.4 hereof."

     7. Section 10.3 of the Agreement is hereby amended by deleting the following language at the beginning of the second sentence thereof:

     "After the end of each fiscal year,"

     and inserting in lieu thereof the following:

     "After the end of each fiscal year other than the fiscal year ending December 31, 1998,"


     B. RATIFICATION. Except as otherwise expressly set forth herein, all terms and conditions of the Agreement are hereby ratified and confirmed and shall remain in full force and effect. Except as expressly set forth herein, nothing herein shall be construed to be an amendment or a waiver of any requirements of the Agreement.

     C. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

     D. EFFECT OF AMENDMENT. Subject to execution of this Amendment by the General Partner and a Majority in Interest of the Limited Partners, the Agreement shall be amended as set forth herein, effective as of August 7, 1998, and the undersigned Limited Partners expressly authorize the General Partner (i) to reflect the amendments set forth herein in a First Amended and

Restated Agreement of Limited Partnership of the Partnership and (ii) to execute and deliver such First Amended and Restated Agreement of Limited Partnership on behalf of all Partners.

                          * * * * * * * * * * * * * *

                           COUNTERPART SIGNATURE PAGE
                               TO AMENDMENT NO. 1
                    TO THE AGREEMENT OF LIMITED PARTNERSHIP
                            OF @ VENTURES III, L.P.
                            -----------------------



     IN WITNESS WHEREOF, the parties have duly executed this Amendment No. 1 as of the date first above written.

                                    GENERAL PARTNER:
                                    ---------------


                                    @VENTURES PARTNERS III, LLC



                                    By: /s/ Andrew J. Hajducky, III
                                        ------------------------------
                                        Name:
                                        Title: